Exhibit 10.1

31 March 2012


Proprietary Formulation & Supply Agreement


between


Stevia Corp.
as Buyer

and


Guangzhou Health China Technology Development Company Limited as Formulator
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THIS AGREEMENT is dated the 31st day of March 2012 and made

BETWEEN:

(1) STEVIA CORP., (the "Buyer"), a publicly traded corporation (OTCBB: STEV) organized under the laws of the State of Nevada of the United States, with its coporate office located at 7117 US 31, South Indianapolis, IN46227, USA; and

(2) GUANGZHOU HEALTH CHINA TECHNOLOGY DEVELOPMENT COMPANY LIMITED, (the "Formulator"), Company No 440126400004088, a limited liability company incorporated in Panyu District, Guangzhou, Peoples Republic of China and whose registered office is at Guangzhou Province, Panyu District, Shiqiao Street, Huangbian Village, Peoples Republic of China.

WHEREAS:

(A)  Stevia  Corp  is  a  farm  management   company  focused  on  the  economic
     development of stevia; and

(B) The Formulator carries on the business of stevia extraction and the formulation & production of feed supplements, fertilizer ingredients and other products that utilize stevia components (the "Business"); and

(C) The Buyer is desirous to develop certain proprietary feed supplements, fertilizer ingredients, and other products that contain stevia components (the "Products"), as defined herein, for its exclusive branding and benefit; and

(D) The Formulator is desirous to develop exclusive formulations for and on behalf of Buyer and to supply the Products to the Buyer on terms and conditions as set out in this Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.   INTERPRETATION

1.1  DEFINITIONS

In this Agreement, unless the context otherwise requires:

"Business Day" means a day, other than a Saturday or Sunday, on which banks are open for ordinary banking business in The Peoples Republic of China ("China") or USA as the context may require.

"Parties" means, collectively, the Buyer and the Formulator, and the term "Party" shall refer to either of them as the context may require.

"Products" means the products set out in Schedule 1.

"Specification" means the specification of the Products set out in Schedule 2 or any other specification of the Products agreed in writing between the Buyer and the Formulator from time to time.

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         "Year" means year in accordance with the Gregorian calendar.
         "US$" means the United States dollar

In this Agreement where the context admits:

(A) references to, or to any provision of, any treaty, statute, directive, regulation, decision, order, instrument, by-law, or any other law of, or having effect in, any jurisdiction ("Laws") shall be construed also as references to all other Laws made under the Law referred to, and to all such Laws as for the time being amended, re-enacted (with or without amendment), consolidated or replaced or as their application is modified by other Laws from time to time;

(B) references to clauses and schedules are references to the clauses of and schedules to this Agreement and references to this Agreement include the schedules and the Agreed Form documents;

(C) references to the singular shall include the plural and vice versa and references to the masculine, the feminine and the neuter shall include each other such gender;

(D) "person" includes any individual, partnership, body corporate, corporation sole or aggregate, state or agency of a state, and any unincorporated association or organisation, in each case whether or not having separate legal personality; and

(E)  "company" includes any body corporate.

1.2  HEADINGS

     The headings and sub-headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.3  SCHEDULES

     Each of the schedules shall have effect as if set out herein.

2.   ORDERING AND LEGAL TITLE OF THE FORMULATIONS

2.1 The Formulator agrees to develop and formulate Products at the Buyers request to be packaged and sold exclusively under the Buyer's branding and design.

2.2 There are no minimum purchase guarantees for Products that are formulated. The Buyer shall order in quanities and Formulator shall supply in quantities as mutually agreed between the Parties.

2.3 Legal title and all rights of ownership of the formulations shall pass to the Buyer when the Buyer accepts the formulations and submits a purchase order for the respective Products that utilize such formulations.

2.4 At the Buyer's written request at any time during the term of this Agreement, the Formulator agrees to deliver to the Buyer's designated third party escrow agent copies of the formulations and Products documentation and all processing data and other data materials that are necessary for the Buyer to continue production of the Products in the event that Formulator is unable for any reason to do so. The Buyer will provide the Formulator with the form of third party escrow agreement at or about the time that Buyer requests Formulator to place the aforementioned items into escrow.

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3.   SPECIFICATION OF THE PRODUCTS

3.1 All Products supplied by the Formulator pursuant to this Agreement shall conform in all respects to the Specification.

3.2 The Formulator must, at all times, follow the national laws in the country in which it is operating. These laws include but is not limited to labor, minimum pay, environmental, and the use of chemicals.

3.3 The Buyer and the Formulator shall review and agree periodically on any subsequent revisions to the Specification of the Products applicable for the forthcoming production orders.

3.4 The Formulator will permit the Buyer or the Buyer's representative at all reasonable times to enter the Formulator's premises and production sites for the purpose of inspecting the Products and the processing, packaging and storage operation (whether or not owned by the Formulator) relating to the Products, and will as reasonably requested by the Buyer, supply without cost random samples of the Products for testing by the Buyer or its representatives, to ensure that the production conditions of the Products conform with the Buyer's requirements and that the Products will meet with the Specifications.

3.5 The Formulator may consult with the Buyer from time to time during the continuance of this Agreement in order to ensure that the Specification of the Products to be sold by the Formulator to the Buyer is acceptable to the Buyer. Any amendments to the Specification or to the growing conditions of the Products shall be agreed in writing by both Parties.

4.   MANUFACTURE AND DELIVERY OF THE PRODUCTS

4.1 Delivery of the Products shall be at terms Ex-Factory/Warehouse as specified by Formulator in writing. When requested by Buyer, the Formulator shall provide all necessary export documents, in advance, to facilitate the timely clearing of the product.

4.2 The Formulator shall ensure that the Products are thoroughly inspected and meet the Specifications prior to the delivery of the Products as described in clause 4.1. The Formulator shall provide to Buyer copies of all inspection analysis conducted and their results. Anytime prior to shipping of the Products, the Buyer may extract samples of the Product for testing from the Formulator's warehouse and/or production facility or any other warehouses and/or production facilities to be confirmed by the Formulator. If the Formulator is not satisfied with the test result provided by the Buyer, the Formulator reserves the right to obtain an independent test and shall be liable for all such additional costs. In the event of inconsistencies between the Buyer's test result and the independent test result, then the results from a mutually agreed upon independent laboratary shall prevail. Such confirmation of quality by the Buyer and/or the independent test report of the mutually agreed upon independent laboratory shall be final and the Buyer is not entitled to further dispute the quality of the Products and/or to challenge the invoice amount.

4.3 The Formulator shall take all reasonable steps to continue to improve the quality of the Products.

4.4 The delivery of the Products by the Formulator to the Buyer shall be in packing sizes and material agreed to by both parties in writing. The Buyer shall provide the packaging design and label design at its cost. The cost for the packaging shall be paid by the Formulator.

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4.5  If  the  Buyer  rejects  any  delivery  of  the  Products  which  is not in
     conformity  with  the  Specification   ("Defective   Products"),   (without
     prejudice to clause 8.2 or 8.4) the Buyer may still proceed to buy the Defective Products from the Formulator at such price to be mutually agreed between the Formulator and the Buyer. In the event that the Buyer does not purchase the Defective Products (without any obligations or liability by the Buyer to the Formulator), then the following shall occur:

     a) The Formulator shall pay the Buyer all the monies paid by the Buyer for the respective Products; and

     b) Formulator can sell the same to such third party provided the product and its packaging, logos and labels make no reference to the Buyer or the Buyer's logos or trademarks and the proceeds from that sale shall be utilised in priority to pay the Buyer all the monies paid by the Buyer for the respective Products; all remaining proceeds will be paid to the Formulator.

5.   PRICE OF THE PRODUCTS AND PAYMENT

5.1 The price to be charged by the Formulator to the Buyer in respect of the Products is as set out in Schedule 3.

5.2 Subject to clause 8.3, the Formulator and the Buyer shall review and agree periodically on any subsequent revisions to the Price.

5.3 The Buyer hereby agrees and covenants to forthwith pay to the Formulator the full amount stated in the invoice and ensures that the Formulator receives such full payment within fifteen (15) Working Days from the date the Products are collected (provided that the Buyer reserves the right to set off the payment against the Defective Products), failing which the Buyer shall pay to the Formulator late interest payment of eight per centum (8%) per annum on the outstanding amount from the date the payment is due to the date of full settlement.

5.4 If the Buyer fails to pay for the Products together with the late interest payment, if any, by the time stipulated in Clause 5.2 and 5.3 herein, the Buyer shall be deemed to be in breach of this agreement and the Formulator may choose not to supply any of the Products to the Buyer until all outstanding invoices are paid by the Buyer (subject that the Products cannot be supplied to any third party without the written approval of the Buyer) and/or to terminate this agreement.

6.   CONFIDENTIALITY

6.1  Subject to the provisions of clauses 6.2 and 6.3, each party:

     (A) shall treat as strictly confidential and use solely for the purposes contemplated by this Agreement all information, whether technical or commercial, obtained or received by it as a result of entering into or performing its obligations under this Agreement and relating to the negotiations relating to, or the provisions or subject matter of, this Agreement or any other party to it ("confidential information");

     (B) shall not, except with the prior written consent of the party from whom the confidential information was obtained publish or otherwise disclose to any person any confidential information except for the purposes contemplated by this Agreement; and

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     (C)  where any of the  confidential  information  is also  privileged,  the waiver of such privilege is limited to the purposes of this agreement and does not and is not intended to result in any wider waiver of the privilege and each party shall take all reasonable steps to protect the privilege of the other party in its respective confidential information and shall advice the other party promptly in writing if any step is taken by any other person to obtain any privileged confidential information of the other party.

6.2  PERMITTED DISCLOSURES

     Each party may disclose confidential information which would otherwise be subject to clause 6.1 if, and only to the extent that it can demonstrate that:

     (A) such disclosure is required by law or by any securities exchange or regulatory or governmental body having jurisdiction over it, wherever situated, and whether or not the requirement has the force of law;

     (B) the confidential information was lawfully in its possession prior to its disclosure by the other party (as evidenced by written records) and had not been obtained from the other party;

     (C) the confidential information has come into the public domain other than through its fault or the fault of any person to whom the confidential information has been disclosed in accordance with clause 6.1;

     Provided that any such disclosure shall not be made without prior consultation with the party from whom the confidential information was obtained.

6.3  DISCLOSURES TO CERTAIN PARTIES

     Each party may for the purposes contemplated by this Agreement disclose confidential information to the following persons or any of them, provided that a written confidentiality undertaking in a form equivalent to clause
     6.1 has been obtained from such person:

     (A) its professional advisers, auditors, bankers and insurers, acting as such; and

     (B)  its directors, officers, senior employees and sub-contractors.

6.4  SURVIVAL OF RESTRICTIONS

     The restrictions contained in this clause shall survive the termination of this Agreement and shall continue for two years from the date of termination.

7.   WARRANTIES

7.1 The Formulator hereby separately represents warrants and undertakes for itself to and with the Buyers and its successors in title as follows:

     (A) The Formulator has full legal right, power and authority to execute, deliver and perform their obligations under this Agreement; and

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     (B)  There  is  no  provision  of  any  existing  contract,   agreement  or
          instrument   binding  the  Formulator  which  has  been  or  would  be
          contravened by the execution and delivery of this Agreement or by the performance or observance by the Formulator of any of the terms hereof.

7.2 The Buyer hereby separately represents warrants and undertakes for itself to and with the Formulator and its successors in title as follows:

     (A) The Buyer has full legal right, power and authority to execute, deliver and perform their obligations under this Agreement; and

     (B) There is no provision of any existing contract, agreement or instrument binding the Buyer which has been or would be contravened by the execution and delivery of this Agreement or by the performance or observance by the Buyer of any of the terms hereof.

8.   TERM AND TERMINATION

8.1 This Agreement shall come into force on the 31st day of March 2012 and, subject to earlier termination pursuant to clauses 12.4, 8.2 or 8.3 below, shall continue in force for a period of five (5) Years ("Term") with an option to renew for a further term of four (4) Years but the price, specifications, and quantity of the Products to be supplied by the Formulator to the Buyer shall be negotiated by the parties on a periodic basis.

8.2 Either party may terminate this Agreement forthwith by giving written notice to the other in any of the following events:

     (A) if the other party commits any material breach of any of the terms and conditions of this Agreement and fails to remedy that breach (if capable of remedy) within one month after notice from the other party requiring it to be remedied and giving full particulars of the breach; or

     (B) if the other party has a winding up petition presented against it or enters into liquidation whether compulsory or voluntary (except for the purposes of bona fide reconstruction or amalgamation with the prior approval of the other party), or compounds with or makes any arrangement with its creditors or makes a general assignment for the benefit of its creditors, or if it has a receiver, manager, administrative receiver or administrator appointed over the whole or substantially the whole of its undertaking or assets, or if it has an administration petition presented or administration application made against it or a notice of intention to appoint an administrator has been given to any person or if it ceases or threatens to cease to carry on its business, or makes any material change in its business, or if it suffers any analogous process under any foreign law.

8.3 Either Party is at liberty to terminate the Agreement without any liability whatsoever to the other Party if the review of the Specifications (as ascribed in clause 3.3 hereto); or the Pricing (as ascribed in clause 5.2 hereto) is not agreed between the Formulator and the Buyer in writing within at least 60 days after a periodic review is initiated.

8.4  CONSEQUENCES OF TERMINATION

     Upon termination in accordance with this clause 8 or clause 12.4:

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     (A)  the rights and  obligations of the parties under this Agreement  shall terminate and be of no future effect, except that clauses 1, 6 and 11 shall remain in full force and effect;

     (B) any rights or obligations to which any of the parties to this Agreement may be entitled or be subject before such termination shall remain in full force and effect;

     (C) termination shall not affect or prejudice any right to damages or other remedy which the terminating party may have in respect of the event which gave rise to the termination or any other right to damages or other remedy which any party may have in respect of any breach of this Agreement which existed at or before the date of termination.

9.   LIMITATION OF LIABILITY

9.1 The provisions of this clause 9 set out the entire financial liability of the parties (including any liability for the acts or omissions of its employees, agents and sub-contractors) in respect of:

     (A)  any breach of this Agreement; and

     (B) any representation, statement or tortious act or omission including negligence arising under or in connection with this Agreement;

     (C) Product liability, Product safety only as it pertains to any specific act of negligence traceable to the Formulator;

     (D) voluntary or involuntary recall of the Products only as it pertains to any specific act of negligence traceable to the Formulator;

9.2 All warranties, conditions and other terms implied by statute or common law are to the fullest extent permitted by law, excluded from the terms of this Agreement.

10.  PROVISIONS RELATING TO THIS AGREEMENT

10.1 ASSIGNMENT

     Either party must have the prior written consent of the other party to assign all or any part of its rights and benefits under this Agreement to a third party. No consent shall be required for such an assignment to any subsidiary, Affiliate, or holding company of either party to its affiliate so long as the assignment does not result in a change to the conditions of the agreement in any way.

10.2 SUB-CONTRACTING

     The Formulator shall be entitled to carry out its obligations under this Agreement through any agents or sub-contractors appointed by it in its absolute discretion for that purpose subject to the written consent of the Buyer, which will not be unreasonably withheld. The Buyer recognizes that the Formulator may rely on subcontractors for certain processes of Product development or manufacture.

10.3 ENTIRE AGREEMENT

     (A) This Agreement, together with any documents referred to in it, constitutes the whole agreement between the parties relating to its subject matter and supersedes and extinguishes any prior drafts,

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          agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter, and can be amended only by written agreement amongst the Parties.

     (B) The Parties acknowledge that they have not been induced to enter into this Agreement by any representation or warranty other than those contained in this Agreement and, having negotiated and freely entered into this Agreement, agree that they shall have no remedy in respect of any other such representation or warranty except in the case of fraud. The Parties acknowledge that their legal advisers have explained to them the effect of this clause.

     (C) No variation of this Agreement shall be effective unless made in writing and signed by each of the parties.

10.4 RIGHTS ETC CUMULATIVE AND OTHER MATTERS

     (A) The rights, powers, privileges and remedies provided in this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law or otherwise.

     (B) No failure to exercise nor any delay in exercising by any party to this Agreement of any right, power, privilege or remedy under this Agreement shall impair or operate as a waiver thereof in whole or in part.

     (C) No single or partial exercise of any right, power privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, powers, privilege or remedy.

10.5 COSTS

     Subject to any express provisions to the contrary each party to this Agreement shall pay its own costs of and incidental to the negotiation, preparation, execution and carrying into effect of this Agreement.

     10.6 INVALIDITY

     If any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected, and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected.

10.7 NOTICES

     (A)  Any  notice  (which  term  shall  in this  clause  include  any  other communication) required to be given under this Agreement or in connection with the matters contemplated by it shall, except where
          otherwise   specifically  provided,  be  in  writing  in  the  English language.

     (B) Any such notice shall be addressed as provided in clause 10.7(C) and may be:

          (1) personally delivered, in which case it shall be deemed to have been given upon delivery at the relevant address if it is delivered not later than 17.00 hours on a Business Day, or, if it is delivered later than 17.00 hours on a Business Day or at any

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               time on a day which is not a Business  Day, at 09.00 hours on the next Business Day; or

          (2) if within China, sent to Buyer by first class pre-paid post, in which case it shall be deemed to have been given two Business Days after the date of posting; or

          (3) if within the USA, sent to Formulator by first class pre-paid post, in which case it shall be deemed to have been given three Business Days after the date of posting; or

          (4) if from one country to another country, sent by pre-paid airmail, or by air courier, in which case it shall be deemed to have been given seven Business Days after the date of posting in the case of airmail or two Business Days after delivery to the courier, in the case of air courier;

          (5) sent by facsimile, in which case it shall be deemed to have been given when despatched, subject to confirmation of uninterrupted transmission by a transmission report provided that any notice despatched by facsimile after 17.00 hours in the receivers time zone on any Business Day or at any time on a day which is not a Business Day shall be deemed to have been given at 09.00 on the next Business Day; or

          (6) sent by electronic mail, in which case, it shall be deemed to be given when received but subject to the same provisions regarding receipt after 17.00 hours as apply to notices sent by facsimile;

     (C) The addresses and other details of the parties referred to in clause 10.7(B) are, subject to clause 10.7(D):

          Name: STEVIA CORP.

          For the attention of: George Blankenbaker

          Address:              7117 US 31 South, Indianapolis, IN 46227, USA

          Facsimile number:     +(1) 317-536-3222

          E-mail address:       george@stevia.co

          Name: GUANGZHOU HEALTH CHINA TECHNOLOGY DEVELOPMENT COMPANY LIMITED

          For the attention of: Zhang Ji

          Address: Flat 501, 5/F, Meishan Building, Shiqiao Panyu District Guangzhou, China

          Facsimile number:     +(86) 2084821418

          E-mail address:       cgfchina@gmail.com

     (D) Any party to this Agreement may notify the other party of any change to the address or any of the other details specified in clause 10.7(C), provided that such notification shall only be effective on

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          the date  specified  in such  notice or five  Business  Days after the notice is given, whichever is later.

10.8 RELATIONSHIP OF THE PARTIES

     (A) Nothing in this Agreement shall constitute, or be deemed to constitute, a partnership between the parties nor, except as expressly provided, shall it constitute, or be deemed to constitute, any party the agent of any other party for any purpose.

     (B) Subject to any express provisions to the contrary in this Agreement, neither Party shall have the right or authority to and shall not do any act, enter into any contract, make any representation, give any warranty, incur any liability, assume any obligation, whether express or implied, of any kind on behalf of the other Party or bind the other Party in any way.

11.  LAW AND JURISDICTION

11.1 SINGAPORE LAW

     This Agreement shall be governed by, and construed in accordance with, Singapore law.

11.2 The Formulator shall comply strictly with all applicable requirements relating with occupational safety and health legislation in the country of operations in which the product is produced, and the relevant rules and regulations thereunder.

11.3 JURISDICTION

     In relation to any legal action or proceedings arising out of or in connection with this Agreement ("Proceedings"), each of the parties irrevocably submits to the non-exclusive jurisdiction of the Singapore courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum.

11.4 ARBITRATION

     (A) Any dispute or difference arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination and regardless of the nature of such dispute or difference, shall be referred to and finally resolved by arbitration under the Singapore International Arbitration Centre, which Rules are deemed to be incorporated by reference into this Clause, and:

          (1) the number of arbitrators shall be three, one of whom shall be appointed by the party asserting a claim against the other party, one of whom shall be appointed by the party against whom a claim has been asserted, and the third of whom shall be selected by mutual agreement, if possible, within thirty days of the selection of the second arbitrator and failing which by the administering authority. In the event the party against whom a claim has been asserted fails to appoint the second arbitrator within 15 days after the first arbitrator is appointed by the Party asserting a claim, then the administering authority shall select the second and third arbitrators after expiration of the said 15 days;

          (2)  the seat of arbitration shall be Singapore; and

          (3) the language to be used in the arbitral proceedings shall be English.

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
12.  FORCE MAJEURE

12.1 EFFECT OF FORCE MAJEURE

     Neither party shall be deemed to be in breach of this Agreement or otherwise liable to the other as a result of any delay or failure in the performance of its obligations under this Agreement if and to the extent that such delay or failure is caused by force majeure (as defined in clause 12.2) and the time for performance of the relevant obligation(s) shall be extended accordingly.

12.2 DEFINITION OF FORCE MAJEURE

     For the purpose of this clause, "force majeure" means any circumstances not within the reasonable control of the party concerned including, without limitation:

     (A) any strike, lockout or other industrial action, any destruction, permanent breakdown, malfunction or damage of or to any premises, plant, equipment or materials;

     (B) any action taken by a governmental or public authority of any kind, including, without limitation, not granting a consent, exemption, approval or clearance or imposing an embargo, export or import restriction, rationing, quota or other restriction or prohibition;

     (C) any civil commotion or disorder, riot, invasion, war, threat of or preparation for war;

     (D) any accident, fire, or explosion, (other than in each case, one caused by a breach of contract by or assistance of the party concerned) storm, flood, earthquake, subsidence, epidemic or other natural physical disaster.

12.3 OBLIGATIONS OF AFFECTED PARTY

     A party whose performance of its obligations under this Agreement is delayed or prevented by force majeure:

     (A) shall immediately notify the other party of the nature, extent, effect and likely duration of the circumstances constituting the force majeure;

     (B) shall use all reasonable endeavours to minimise the effect of the force majeure on its performance of its obligations under this Agreement including the making of any alternative arrangements for resuming the performance of its obligations which may be practicable without incurring material additional expense; and

     (C) shall, subject to clause 12.4, immediately after the cessation of the force majeure, notify the other party thereof and resume full performance of its obligations under this Agreement.

12.4 TERMINATION FOR FORCE MAJEURE

     If any force majeure delays or prevents the performance of the obligations of either party for a continuous period in excess of six months, the party not so affected shall then be entitled to give notice to the affected party to terminate this Agreement, specifying the date (which shall not be less than 30 Business Days after the date on which the notice is given) on which termination will take effect. Such a termination notice shall be irrevocable, except with the consent of both parties, and upon termination the provisions of clause 8.3 shall apply.

IN WITNESS whereof each of the parties has executed this Agreement in a manner binding upon it as of the Effective Date set forth above.


SIGNED BY                                   /s/ George Blankenbaker
                                            ------------------------------------
                                      Name: George Blankenbaker

FOR AND ON BEHALF OF
STEVIA CORP.


SIGNED BY                                   /s/ Zhang Ji
                                            ------------------------------------
                                      Name: Zhang Ji

FOR AND ON BEHALF OF
Guangzhou Health China Technology Development Company Limited

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